UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 23, 2012

AETRIUM incORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-22166	41-1439182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2350 Helen Street North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

(651) 770-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Aetrium Incorporated has been advised that after a lengthy evaluation of eight site gravity feed test handlers, one of the Company’s largest handler customers in past years has selected another supplier for its eight site gravity feed test handler requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED

By:	/s/ Douglas L. Hemer
Douglas L. Hemer
Chief Administrative Officer and Secretary

Dated: April 23, 2012